Exhibit 10.8

FACTORING AGREEMENT

MILBERG FACTORS, INC.

99 Park Avenue

New York, NY 10016

Gentlemen:

We propose the following agreement with you, effective as of July 31, 2005 wherein we agree to retain you as our sole factor in accordance with the terms, provisions and conditions as hereinafter stated:

1. The undersigned, hereby sells, assigns, transfers and sets over to you as absolute owner and you hereby agree to purchase from the undersigned, without recourse to the undersigned to the extent expressly set forth below, all Receivables now or hereafter owned by us which are acceptable to you. You hereby agree to assume the risk of loss resulting from a customer’s nonpayment of an approved Receivable due to the customer’s financial inability at maturity to pay such Receivable. You shall not be responsible, however, for nonpayment due to any reason other than such inability to pay. The term “Receivables” means and includes all accounts, accounts receivable, notes, bills, acceptances and any and all other forms of obligations owing to us, whether secured or unsecured, all proceeds thereof and all of our rights to any merchandise which is represented thereby (delivered or undelivered), including all of our rights of stoppage in transit, replevin and reclamation as an unpaid vendor or lienor. You shall be privileged to enjoy all of the rights and remedies of the seller of such goods and shall be and become subrogated to all guaranties, collateral and other rights possessed by us or due to come into our hands, but you shall not be liable in any manner for exercising or refusing to exercise any rights thereby bestowed. From time to time we shall provide you with schedules describing all Receivables created or acquired by us and shall execute and deliver to you at your offices in the City of New York written assignments of such Receivables to you and shall furnish at the same time copies of customers’ invoices or the equivalent, together with original shipping or delivery receipts for all merchandise sold and/or all notes, bills, acceptances or other evidences of customer indebtedness duly endorsed in blank by us, and any other information or documents you may call upon us from time to time to submit, all in form satisfactory to you. Receivables not approved by you as provided below in whole or in part (including any Receivables outstanding on the date hereof) shall bear the factoring charge described below, and are hereby assigned to you with full recourse to the undersigned to the extent and in the respects not so approved.

2. The amounts and terms of each sale to our customers shall be submitted to you for your credit approval in writing and no sales or deliveries shall be made without such written approval, which may be withdrawn at any time before delivery, but in no event shall you have any credit risk on any Receivable, whether or not approved by you, if the net face amount of such Receivable is less than $150.00, or the invoice evidences charges for samples supplied to our customer. Your factoring charge, due and payable at time of purchase, shall be fifty-five one hundredths of one percent (0.55%) of the gross amount of the first $25,000,000 of Receivables factored by you in any contract year, forty-five one hundredths of one percent (0.45%) of the next $25,000,000 of Receivables factored by you in any contract year, and forty one hundredths of one percent (0.40%) of Receivables factored by you in any contract year in excess of $50,000,000, in each case, less any trade and cash discounts to customers (which shall be computed on the shortest terms where optional terms are given). In the event that the terms of any of our sales exceeds 60 days, you shall receive as to such sales an additional ¼ of one percent for each additional 30 days, or portion thereof, of extended terms or additional dating. In addition, with prior written notice to us, you may from time to time impose a surcharge with respect to Receivables from customers who are debtors-in-possession under the Federal Bankruptcy Code, other high-risk customers or customers located outside the United States. The purchase price of Receivables accepted by you is to be the net face amount thereof less your factoring charge. The term “net face amount” means the gross amount of Receivables, less trade and cash discounts to customers (which shall be computed on the shortest terms where optional terms are given) and credits and allowances to customers of any nature. After purchase of Receivables by you, a discount, credit or allowance may be claimed solely by the customer and the customer and the undersigned will not issue or grant any discounts, credits or allowances to a customer without your prior consent. At the time of purchase of Receivables and periodically thereafter, you may in your sole and absolute discretion make advances to us which, in the aggregate and at anytime outstanding will not exceed the lesser of (i) $20,000,000 (the “Maximum Revolving Amount”), or (ii) ninety percent (90%) of the purchase price, and you will credit to our account the balance of said purchase price less any monies remitted, paid or otherwise advanced by you for our account and less returns, trade and cash discounts, credits or allowances of any nature at anytime issued, owed, granted or outstanding, upon the respective collection of such Receivables, after adding thereto three (3) business days to cover mailing time, delays in remittances and clearance of checks, or, in the case of approved Receivables, upon their respective uncollectability because of the customer’s financial inability at maturity to pay same. Notwithstanding the foregoing, it is understood that you may, at our request, from time to time advance a sum that is more or less than the sum determined by the application of the above percentage of the purchase price and may, in fact, make advances in excess of the Maximum Revolving Amount but you are under no obligation to do so; all advances in excess of the aforesaid percentage, less all applicable deductions, charges, chargebacks and reserves, and all advances in excess of the Maximum Revolving Amount, are repayable on demand. Amounts taken by customers for anticipation shall be charged to our account by you. The minimum aggregate factoring charges payable under this Agreement for each contract year hereof shall be ninety-five thousand dollars ($95,000), which, to the extent of any deficiency, shall be chargeable to our account with you on a monthly basis. You shall be entitled to hold all sums and all property of the undersigned at any time to our credit or in your possession, or upon or in which you have a lien or security interest, as security for all of our obligations at any time owing to you and to each corporation which is at any time your parent, affiliate, subsidiary or a co-subsidiary of your parent. Such obligations shall include, without limitation, all obligations to you hereunder and all obligations for purchases made by the undersigned from any other client factored or financed by you or by any such parent, affiliate, subsidiary or co-subsidiary, whether under this agreement or otherwise, no matter how or when arising and whether due or to become due, and you shall have the right to charge to our account the amount of all such obligations and pay over such amounts to such parent, affiliate, subsidiary or co-subsidiary. Recourse to security shall not at any time be required, and we shall at all times remain liable to you and such parent, affiliate, subsidiary or co-subsidiary on demand for all loans and advances (including any advances in excess of the net face amount of Receivables) to or for our account and for all of our other obligations to you. You may at your option reserve an amount of past sales (the “Reserve”), and revise said Reserve from time to time, if in your sole judgment it is necessary to cover possible returns of merchandise, deductions or other claims or setoffs made by customers.

3. Subject to the provisions of this Agreement, upon our request, you shall remit (and at any time in your sole discretion you may remit) any money standing to our credit on your books in excess of the Reserve. You may charge to our account interest on any monies remitted or otherwise advanced by you or charged to our account hereunder (the “Advances”) before the collection of Receivables or in the case of approved Receivables, before their respective uncollectability because of the customer’s financial inability at maturity to pay same as above described, at a rate one-half of one percent (0.50%) per annum above the highest publicly announced “reference”, “prime” or “base” interest rate of JPMorgan Chase Bank or The Bank of New York (the “Prime Rate”), (which is now six and one-quarter percent (6.25%) per annum) computed on the basis of a 360 day year (the “Effective Rate”); provided, however, that interest on Advances which are in excess of ninety percent (90%) of the net face amount of outstanding Receivables purchased hereunder, less the reserve, disputed accounts and unapproved Receivables will bear interest at a rate one percent (1%) per annum in excess of the Effective Rate. Said Effective Rate shall be increased or decreased effective the first day of the month following any month in which there is an increase or decrease in the Prime Rate, such increase or decrease to be in an amount equal to the increase or decrease in such Prime Rate; provided, however, that in no event shall such Effective Rate be decreased below the rate of four percent (4%) per annum. Such interest is due and payable at the close of each month. You will account to us monthly and each monthly accounting will be fully binding upon us unless we give you written notice of exceptions within sixty (60) days from its date.

4. We warrant and agree as to each such Receivable that at the time of the sale or assignment thereof to you hereunder and at all times thereafter: it will be a bona fide existing obligation created by the absolute sale and delivery of merchandise or the rendition of services to customers in the ordinary course of business and will be paid and performed according to the terms provided therein; all documents delivered to you in connection therewith are genuine; it will be enforceable against all parties thereto without credit, defense, offset or counterclaim, real or claimed, whether arising out of the transaction creating such Receivable or otherwise; and it will be free and clear of liens and encumbrances. We further warrant and agree as to each such Receivable that at the time of the sale or assignment thereof to you hereunder we will have good title thereto and good right to sell, assign, transfer and set over such Receivable to you. All invoices to customers shall state plainly on the face thereof that the accounts receivable represented by such invoices have been assigned and are payable only to you. You may prepare and mail all customers’ invoices, and billings of such customers’ invoices by whomsoever done shall constitute an assignment to you of the Receivables represented thereby whether or not the undersigned executes any other specific instrument of assignment. We hereby further warrant and agree that the customer in each instance has received and will accept the merchandise sold or the services rendered and the invoice therefor without dispute or claim in any respect whatsoever, including, without limitation, disputes as to price, terms or quality and defenses based on force majeure. We will notify you promptly of and shall at our own cost and expense settle all disputes and claims and will pay you promptly the amount of the Receivables affected thereby, as well as the amount of any unapproved Receivable if unpaid at its due date. If you so elect you are to have and are hereby granted the right and option at all times to settle, compromise, adjust or litigate all disputes or claims directly with the customer or other complainant upon such terms and conditions as you deem advisable, and also the right to take possession of and to sell or cause to be sold without notice any returned merchandise, at such prices, to such purchasers and upon such terms as you deem advisable, and in any case to charge the deficiencies, costs and expenses thereof (including attorneys’ fees) to us. In addition to all other rights hereunder, you may charge against our account the full net face amount of any Receivable where there is such dispute, defense, offset, claim and/or counterclaim (regardless of the extent or nature thereof or whether arising out of the transaction creating such Receivable or otherwise) or where the customer fails or refuses to pay the amount due for any reason other than the customer’s financial inability at maturity to pay, or if any unapproved Receivable is unpaid at its due date, but such chargeback shall not be deemed a re-assignment thereof, and title to such Receivable shall remain in you until such Receivable is fully paid, settled or discharged. If monies are due and owing from a customer for both credit-approved and non credit-approved Receivables, any payments or recoveries received on such Receivables will be applied first to any credit-approved Receivables. We hereby agree to indemnify and hold you harmless against and in respect of any and all liability, loss or expense (including attorneys’ fees) arising out of or relating to any breach of warranty or covenant on our part. Any merchandise which is returned by customers or otherwise recovered shall be set aside, marked in your name and held by us as your trustee. We exonerate you from any liability for any loss, depreciation or other damage to Receivables unless caused by your willful and malicious act. We agree to execute such further instruments as may be required or permitted by any law relating to notices of or affidavits in connection with assignments of accounts receivable and to cooperate with you in the filing or recording and renewal thereof. As additional security for all of our obligations to you, as hereinabove defined, the undersigned hereby grants you a continuing security interest in all Accounts, General Intangibles and Contract Rights (as said terms are defined in Article 9 of the Uniform Commercial Code) now existing or hereafter acquired by us and all proceeds thereof. Each sale of Receivables hereunder shall constitute and be a transaction separate from and independent of each other, but all such transactions shall be subject to and governed by each and every of the terms, provisions and conditions of this agreement. During the term of this agreement we shall not sell, negotiate, pledge or assign or grant any security interest in any Receivables, Accounts, General Intangibles, Contract Rights or inventory to any one other than you without your prior consent, nor shall we grant or permit to exist without your prior consent any mortgage, pledge, security interest, encumbrance or lien of any kind upon any of our property, except liens for taxes not yet due, liens incidental to our business which were not incurred in connection with the borrowing of money or obtaining of advances or credit and which do not in the aggregate materially detract from the value of our assets or impair the use thereof in the operation of our business. Without limiting the generality of the foregoing, during the term of this agreement, we shall not pledge any equity interest held by us in any of our subsidiaries or permit any of our subsidiaries to pledge any equity interest held by them in any of our indirect subsidiaries; provided that, we agree to pledge such equity interests to you, in a manner in form and substance acceptable to you, upon your request any time during the term of this agreement. We authorize you to file such financing statements under the Uniform Commercial Code as you may deem necessary or advisable to perfect the security interests we have granted to you under or in connection with this Agreement or otherwise. We appoint Stephen R. Murphy or any other person whom you may designate as our attorney with power: to endorse our name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come in your possession; to sign our name on any invoice or bill of lading relating to any Receivable, on drafts against customers, on schedules of assignment of Receivables, on notices of assignment and public records, on verification of accounts and on notice to customers; to notify the post office authorities to change the address for delivery of our mail to an address designated by you; to receive, open and dispose of all mail addressed to us; to send requests for verification of accounts to customers; and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Receivable sold to you remains unpaid or any money remains due to you from us. We shall immediately place notations upon our books of account to disclose the assignment of all Receivables, accounts, general intangibles and contract rights to you.

Notwithstanding anything to the contrary, we shall be permitted to grant the subordinate and junior security interest granted to Commerce Clothing Company LLC pursuant to the Security Agreement dated the date hereof (the “Subordinated Lien”); provided that, at all times during which this agreement is in effect or during which we have any outstanding obligations to you, whether pursuant to this agreement or otherwise, we represent and warrant to, and agree with, you that the Subordinated Lien shall be subordinate, junior and inferior and postponed in priority, operation and effect to the security interests granted to you hereunder and pursuant to certain supplemental security agreements dated as of the date hereof.

5. The undersigned will repay upon demand all our obligations to you and in addition thereto all costs and expenses, including without limitation reasonable attorneys’ fees, incurred to obtain or enforce payment of any obligation of the undersigned to you, or in the prosecution or defense of any action or proceeding either against you or us concerning any matter arising out of or relating to this Agreement, the Receivables, any collateral pledged in your favor and/or any of our obligations to you, including, without limitation, to defend successfully, in whole or in part, any and all actions or proceedings brought by the undersigned. In addition, we agree to reimburse you for the amount of all filing and search fees, reasonable attorneys’ fees, costs and expenses incurred by you in connection with the negotiation, preparation, closing, administration and enforcement of this agreement and any ancillary documents issued in connection herewith and modifications and additions to any of them. We shall also pay your customary charges for all services performed by you for us at our request and all banking facility charges incurred in connection with the opening and operation of our account with you, and we shall also pay you your customary charges for any field examination, collateral analysis or other business analysis, the need for which is determined by you, plus all costs and disbursements incurred by you in the performance of such examinations or analysis. If any remittances are made directly to us, we shall hold the same as your property and immediately deliver them to you in their original form. We hereby waive presentment and protest of any instrument and notice thereof, notice of default and any other notices to which we might otherwise be entitled. All sales of Receivables to you by us shall be deemed to include all of our right, title and interest to all of our books, records, files and all other data and documents relating to each Receivable. If any tax by any governmental authority is imposed on any transaction between us, or in respect to sales or the merchandise affected by such sales, which you are or may be required to withhold or pay, we agree to indemnify and hold you harmless in respect of such taxes, and we will repay you the amount of any such taxes, which may be charged to our account.

6. We warrant that we are solvent and will so remain during the terms of this Agreement. We agree to furnish to you (A) year-end financial statements certified by our regularly employed Certified

Public Accountant, (B) as soon as available and in any event no later than December 1 and June 1 of each year, six-month cash flow projections (incorporating, for the avoidance of doubt, any scheduled payment of principal and/or interest to be made during such period) all in reasonable detail, prepared on a consistent basis and in form and substance reasonably satisfactory to you (the “Cash Flow Projections”), (C) such unaudited financial statements and financial information as you shall reasonably request, (D) copies of each filing made by us with the Securities and Exchange Commission (including, without limitation, Forms 10-Q, 10-K and 8-K, and all registration statements) and each press release issued by us, within two business days of such filing or issuance, and (E) on each anniversary hereof, a list of our shareholders, officers and directors. We hereby represent, warrant and covenant to you that: (a) the execution, delivery and performance of this Agreement, any supplements hereto and all related documents, the sale of Receivables hereunder, the borrowing of loans and advances hereunder and thereunder, if any, and the grants of security interests hereunder and thereunder, do not and will not (i) violate in any material respect the provisions of any applicable law, statute, rule, regulation, order or decree to which we are subject, (ii) conflict with, result in a breach of, or constitute a default under, our certificate of incorporation or by-laws, or, in any material respect, any indenture, agreement or other instrument to which we are a party, or by which we or any of our property may be bound, or (iii) result in the creation or imposition of any security interest, mortgage, pledge or other lien upon any property now owned or hereafter acquired by us, other than the security interests granted to you hereunder; (b) the operation of our business is and will remain in compliance in all material respects with all applicable laws including all applicable environmental laws and regulations and all applicable state and federal laws and regulations; (c) based upon the Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder (i) we have not engaged in any Prohibited Transactions as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, as amended, (ii) we have met all applicable minimum funding requirements under Section 302 of ERISA in respect of our plans, (iii) we have no knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s), (iv) we have no fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than our employees and (v) we have not withdrawn, completely or partially, from any multiemployer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980; (d) we are a corporation duly incorporated, validly existing and in good standing under the laws of the state of our incorporation and are and will remain duly licensed and qualified to do business and are in good standing in all other states wherein the nature of our business makes licensing or qualification as a foreign corporation necessary and wherein the failure to be so licensed or qualified could have a material adverse effect on our condition, business or operations; (e) except as disclosed on Schedule A hereto, there are no pending or threatened investigations, actions or proceedings before or by any court, governmental department, commission, board, bureau or administrative agency which if adversely determined would materially affect our condition, business or operations; (f) except for the Subordinated Lien, we own and have good and marketable title to all of the Receivables, goods and chattels and other assets real and personal in which a lien or security interest is given to you under your security agreements free and clear of all liens, charges and encumbrances; (g) except as disclosed on Schedule A hereto, we have filed all material tax returns and paid all material United States federal, state and local taxes, and non-U.S. taxes, other than taxes not yet due or which may hereafter be paid without penalty, and have no knowledge of any deficiency or additional assessment in connection therewith not provided for on our books, and will continue to do so during the term hereof; (h) we are (i) in compliance with, and (ii) have procured and are now in possession of, all material licenses or permits required by any applicable United States federal, state or local or non-U.S. law or regulation for the operation of our business in each jurisdiction wherein we are now conducting or propose to conduct business; (i) we are not in default in the payment of the principal of or interest on any indebtedness for borrowed money or, in any material respect, under any instrument or agreement under and subject to which any indebtedness for borrowed money has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder; (j) we will promptly inform you of: (i) the commencement of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any of our properties, assets or business, which might singly or in the aggregate, have a materially adverse effect on us, (ii) any amendment of our certificate of incorporation or by-laws, (iii) any change in our business, assets, liabilities, financial condition, results of operations or business prospects which has had or might have any materially adverse effect on us, (iv) any default or Event of Default hereunder or any event which with the passage of time or giving of notice or both would constitute a default or Event of Default, (v) any default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which we are a party or by which we or any of our properties may be bound or which would have a material adverse effect on our business, operations, property or financial condition, (vi) any change in the location of our places of business, and (vii) any change in our corporate name; (k) all financial projections prepared by us or at our direction and delivered to you will represent, at the time of delivery to you, our best estimate of our future financial performance and will be based upon assumptions which are valid in light of the then current business conditions; (l) all balance sheet and income statements which have been delivered to you fairly, accurately and properly state our financial condition and there has been no material adverse change in our financial condition as reflected in such statements since the date of the latest thereof and such statements do not fail to disclose any fact or facts which might materially and adversely affect our financial condition; (m) we will not hereafter incur indebtedness for borrowed money, except to (i) you and (ii) pursuant to the Subordinated Secured Promissory Note issued on July 31, 2005, by us in favor of Commerce Clothing Company LLC (the “Subordinated Promissory Note”); (n) we will not guarantee or endorse the obligations of any person, firm or corporation, except in the ordinary course of business, enter into any merger or consolidation, or purchase or otherwise acquire the stock or any material obligations or assets of any person, firm, corporation or other enterprise; (o) we will not pay any management fees or make any similar payments or declare any dividends, except dividends payable exclusively in our stock, or redeem any of our stock or make any other payments in respect of our stock that are the equivalent to dividends or stock redemption payments, to any shareholder or affiliate as long as any debts and obligations hereunder remain outstanding without your express prior written consent; and (p) except for our guarantee of Commerce Clothing Company LLC’s obligations to you, we will not issue any guarantees of the obligations of any third person or entity as long as any debts and obligations hereunder remain outstanding, without your express prior written consent. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York and shall have an initial term of one year from its effective date and thereafter shall be automatically renewed for successive periods of one year unless terminated by us at the conclusion of its initial term or any renewal term by giving you at least sixty (60) days prior written notice: provided, however, that you may terminate it at any time during the initial term or any renewal term by giving us at least sixty (60) days prior written notice. If the aggregate purchase price of approved Receivables you credit to our account in any contract year as a result of their respective uncollectability because of the customer’s financial inability at maturity to pay same (net of recoveries thereon) exceeds fifty percent (50%) of the aggregate factoring charges (i.e., commissions) posted to our account with respect to such contract year, then you shall have the option to extend the term of this Agreement for an additional one (1) year period beyond the expiration of the term during which such event occurs. As so extended, the renewal and termination provisions of this paragraph will continue to apply. You will endeavor to give us timely written notice of such extension, but your failure to do so will not constitute a breach of, or otherwise impair your ability to extend, this Agreement. The mailing of a registered or certified letter of notice addressed by one party to the other at its usual address shall constitute sufficient notice which shall be effective for the purposes set forth therein on the appropriate date specified in such letter.

Notwithstanding anything to the contrary herein, we shall not make any payment in respect of the Subordinated Promissory Note, including, without limitation, any scheduled payment of principal and/or interest or any prepayment, except as follows:

(a) We shall not make any scheduled payment of principal and/or interest pursuant to the Subordinated Promissory Note unless (i) immediately prior to, and after giving effect to, such payment (A) we have not, and will have not, breached any term, condition or covenant in this Agreement, including, without limitation, the Tangible Net Worth and Working Capital minimums set forth below in this Section 6, (B) the Advances are not in excess, and will not exceed, the lesser of (x) the Maximum Revolving Amount and (y) ninety percent (90%) of the net face amount of outstanding Receivables purchased hereunder, less the reserve, disputed accounts and unapproved Receivables, (C) for each of (x) the quarterly period with respect to which such payment is being made and (y) the period beginning on the date hereof through the date of such payment, we shall have net income (as opposed to a net deficit) (as is customarily determined under GAAP), (D) no Event of Default has occurred prior to, or will occur as a result of, such payment (the conditions set forth in (A), (B), (C) and (D) above are collectively referred to as the “Company Payment Conditions”); (ii) no notice of termination of this agreement and/or demand for repayment has been delivered by you prior to the date of such scheduled payment (together with the Company Payment Conditions, the “Payment Conditions”); and (iii) we have delivered to you not less than 10 business days prior to such scheduled payment, a certification from our chief financial officer (a “Payment Certification”) stating the amount of the proposed payment and certifying the satisfaction by us of each of the Company Payment Conditions; provided further that, in the event that such payment is, in whole or in part, a payment of principal, the amount of such principal payment shall not exceed the lesser of (x) the difference between (I) our net income (as is customarily determined under GAAP) during the period beginning on the date hereof through the date of such payment and (II) the sum of the aggregate amount of all prior regularly scheduled payments of principal made pursuant to the Subordinated Promissory Note and any dividends or other distributions made to holders of equity securities of Cygne Designs, Inc. and (y) the amount of principal payable on such date as set forth in Section 2.1 of the Subordinated Promissory Note (as in effect on the date hereof);

(b) We shall not make any payment in respect of a Prepayment Event (as defined in the Subordinated Promissory Note) or any other prepayment in respect of the Subordinated Promissory Note unless (i) immediately prior to, and after giving effect to, such payment each of the Payment Conditions shall be satisfied; and (ii) not less than 20 business days prior to any Prepayment Event, we deliver a Payment Certification (A) stating the amount under the Subordinated Promissory Note that we would like to prepay with the proceeds from the proposed Prepayment Event, (B) certifying that (x) the proposed Prepayment Event will be a sale or issuance of our common stock representing not more than thirty percent (30%) of our capital stock on a fully diluted basis and (y) not more than fifty percent (50%) of the proceeds of such sale or issuance will be used to prepay the Subordinate Promissory Note, and (C) certifying the satisfaction by us of each of the Company Payment Conditions (the certifications set forth in (B) and (C) are collectively referred to as the “Prepayment Event Certifications”).

In the event that (i) any Payment Condition has not been satisfied or (ii) a Payment Certification is not timely delivered or the chief financial officer is unable to deliver a Payment Certification, we shall not make any payment in respect of the Subordinated Promissory Note other than by capitalizing such payments and adding them to the aggregate principal amount of the Subordinated Promissory Note.

Notwithstanding the foregoing, you may terminate this Agreement, without notice, upon the occurrence of any one or more of the following events (an “Event of Default”): (a) default in the payment or performance, when due or payable, of any payment required under this Agreement or under any future agreement or supplement with you or under any agreement to which we are a party with third parties; (b) any warranty, representation, or other statement made or furnished to you by us or on our behalf or by any guarantor of our obligations hereunder or in connection herewith or in any instrument furnished in compliance with or in reference to this Agreement proves to have been false or misleading in any material respect when made or furnished or becomes false in any material respect; (c) we fail or neglect to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement or in any other agreement between us or any rider or supplement which is required to be performed, kept or observed by us; (d) any statement, report, financial statement, or certificate made or delivered by us, or by any of our officers, employees or agents, to you is not true and correct in any material respect; (e) except for the Subordinated Lien, the imposition of a lien or encumbrance on any of our assets, including the Receivables, or the making of any levy, seizure, or attachment on all or any of our assets, including the Receivables; (f) any material adverse change in our financial condition or the financial condition of any guarantor of our obligations hereunder; (g) we or any guarantor of our obligations hereunder become insolvent, or unable to meet our debts as they mature, or fail, suspend or go out of business or a case is commenced under the Bankruptcy Code or an order for relief in a case under the Bankruptcy Code is entered with respect to us or any such guarantor, or a custodian or receiver (or other court designee performing the functions of a receiver) is appointed for or takes possession of either our or any such guarantor’s assets or affairs; (h) we or any guarantor of our obligations hereunder cease to conduct our business as now conducted or are enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of our business affairs; (i) a notice of any lien, levy or assessment is filed of record with respect to all or any of our assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, without limitation, the Pension Benefit Guaranty Corporation, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any of the Receivables or any of our other assets and the same is not released within thirty (30) days after the same becomes a lien or encumbrance; (j) you shall in good faith deem yourself insecure or unsafe; (k) any guaranty given you with respect to our obligations is limited or terminated or otherwise deemed unenforceable or invalid; (1) death of a guarantor of our obligations hereunder or in connection herewith which guaranty is not replaced by a guarantor, acceptable to you in your sole discretion; (m) we shall fail to pay our taxes when due unless such taxes are being contested in good faith by appropriate proceeding and with respect to which adequate reserves have been provided on our books; (n) should there be a sale or transfer of all or substantially all of our assets or any material change in our shareholdings; or (o) should our Tangible Net Worth (as customarily defined under GAAP but including debt expressly subordinated to you in writing) be (A) at anytime during the period from the date hereof through January 31, 2006, less than $1,000,000 or (B) at anytime thereafter, less than $3,000,000; or (p) should our Working Capital (as customarily defined under GAAP) be (A) at anytime during the period from the date hereof through January 31, 2006, less than $1,000,000 or (B) at anytime thereafter, less than $3,000,000. Upon the effective date of termination for whatever reason, all moneys chargeable to our account under this Agreement shall be immediately due and payable without further notice or demand. Notwithstanding termination, until all your rights and all our obligations hereunder (including without limitation the payment in full of all moneys chargeable to our account under this Agreement and the provision of an indemnity as provided in the last sentence of this Agreement) have been fully satisfied, (i) we shall continue to assign to you and grant you a security interest in all Receivables then existing or thereafter arising, shall not factor or assign Receivables, or grant a security interest therein, to any other person or entity, shall state on the face of all invoices that the Accounts Receivable represented by such invoices have been assigned and are payable only to you, and shall immediately deliver any remittances to you in their original form, (ii) all of our obligations and all of your rights and powers with respect to Receivables then existing or thereafter arising, with respect to other security then existing or thereafter arising or acquired, and with respect to transactions or events occurring prior to the effective date of such termination shall be unaffected and unimpaired by such termination, and (iii) all of our representations, warranties, covenants and agreements and all other provisions binding upon us contained herein shall survive and continue in full force and effect, and shall be fully operative.

7. Failure by you to exercise any right, remedy or option under this Agreement or delay by you in exercising the same will not operate as a waiver; no waiver or consent by you will be effective unless it is in writing and then only to the extent specifically stated. This Agreement cannot be changed or terminated other than by a writing signed by the party to be charged, is our entire contract, and is for the benefit of and binding upon the parties hereto and their respective successors and assigns, heirs, executors, administrators and personal representatives. You may at any time assign your rights and delegate your duties under this Agreement to any of your direct or indirect subsidiaries. Your rights and remedies under this agreement will be cumulative and not exclusive of any other right or remedy which you may have. Both parties agree that all actions and proceedings directly or indirectly relating to this Agreement will be litigated exclusively in the federal or state courts located in the County and State of New York and that such courts are convenient forums and both parties submit to the personal jurisdiction of such courts. Both you and we waive all right to a trial by jury in any litigation relating to transactions under this Agreement, supplements hereto and any related agreements, and we agree not to assert any counterclaim of any nature in such litigation. In the event that you cease to act as factor for us hereunder, we agree to furnish to you an indemnity satisfactory to you against any item which could be charged to us under the terms hereof which may in your sole and absolute discretion include the retention of any property held by you or the holding by you without interest from the date of termination of any balance standing to our credit, as security for our obligations hereunder.

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Very truly yours,

ATTEST:	CYGNE DESIGNS, INC.

/s/ Roy E. Green	By:	/s/ Bernard. M. Manuel
Roy E. Green, Chief Financial Officer,		Bernard M. Manuel, Chairman
Treasurer and Secretary		and Chief Executive Officer

(Seal)	Date:	July 31, 2005

	Address:	11 West 42nd Street
New York, NY 10036

Accepted at New York, N.Y.

ATTEST:	MILBERG FACTORS, INC.

/s/ Stephen R. Murphy	By:	/s/ William A. Zisfein
Stephen R. Murphy, Senior Vice President,		William A. Zisfein, Senior Vice President
Secretary & Treasurer
	Date:	July 31, 2005

(Seal)

Schedule A

1.	Investigations, Actions and Proceedings (Section 6(e))

2.	Tax matters (Section 6(g))

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